GreenPro Capital Corp. (“GreenPro”) increase its shareholding of KSP Accounting Group to 49%, to strengthen its foothold in Thailand

Aug 1, 2018; GreenPro Capital Corp. (NASDAQ: GRNQ), a financial services company, announced its official acquisition of Thailand professional accounting firm, KSP Accounting Group. The international acquisition took place after consensus was reached by both GreenPro and KSP.

Representatives from KSP and GreenPro

KSP Accounting Group is organized and managed by the Certified Public Accountants who have more than 25 years of experience in accounting services. KSP provides a full range of professional services such as company formation, company secretary, accounting service, bookkeeping service, audit assurance, tax consulting, tax planning, business valuation, merger and acquisition support and consulting services that serves all the clients covering SMEs and large organizations in various industries. KSP has a team of qualified and experienced professionals which consists of accountants, auditors, tax planners and consultants who have the relevant knowledge and expertise in these areas.

With its strategic office already established in Thailand, this acquisition reinforces GreenPro’s presence in ASEAN. As an emerging growth country that has promoted the incubation and growth of local SMEs, we believe Thailand is a crucial player for GreenPro in the region as Thailand is one of the main factors that has been driving the economic growth of ASEAN.

Representatives from KSP and GreenPro

We believe KSP’s track record demonstrates immense experience in providing financial and corporate services for Thailand’s SMEs. As a financial services provider, KSP’s values and mission are aligned with GreenPro. This acquisition has also marked an important step for GreenPro to potentially expand its market share and further develop its footprints across the ASEAN region. In the future, GreenPro expects to continue to expand its market throughout the Asia Pacific region to better serve the regional corporate and individual clients by providing them with comprehensive and professional financial services.

For more information: http://www.greenproksp.com/

GreenPro Capital Corp. (NASDAQ: GRNQ) is one of the fastest growing financial services company in the Asia Pacific. GRNQ provides tailored professional advice and wide range of business solution services to businesses located in Asia and South-East Asia. The comprehensive range of cross-border business services include, but not limited to, trust and wealth management, listing advisory services, transaction services, cross-border business solutions, record management services, accounting outsourcing services and tax planning. GRNQ also operate venture capital business in the region, which incubates and invests in emerging growth companies in the region, to maximize and capitalize stakeholders’ values globally at personal and corporate level.

Information about GreenPro Capital Corp. is available at www.grseenprocapital.com

For Investor Relations: ir@greenprocapital.com

Room 1701-03, 17/F, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong

Tel : (+852) 3111-7718

Forward-Looking Statements

The statement included in this press release, other than statements of historical facts, are forward-looking statements. Forward-looking statement generally can be identified by the use of forward-looking terminology such as may, will expect, intend, estimate, anticipate, plan, seek, or believe. These forward-looking statements, which are subject to risks, uncertainties, and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations about the future event. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statement, including, but not limited to our ability to win additional business. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the future result, level of activity, performance, or achievements. You should not rely upon forward-looking statements as predictions of future events. These forward-looking statements apply only as of the date of this press release; as such, they should not be unduly relied upon as circumstances change. Except as required by law, we are not obligated, and we undertake no obligation, to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this release or those that might reflect the occurrence of unanticipated events